UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.

(Exact name of registrant as specified in charter)

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Address of principal executive offices)—(Zip code)

Thomas G. Plumb, President
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Charles M. Weber, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant’s telephone number, including area code: (608) 831-1300

Date of fiscal year end: November 30, 2003

Date of reporting period: November 30, 2003

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

Annual Report
November 30, 2003

Thompson Plumb Growth Fund

Thompson Plumb Select Fund

Thompson Plumb Blue Chip Fund

Thompson Plumb Balanced Fund

Thompson Plumb Bond Fund

Telephone: 1-800-999-0887
www.thompsonplumb.com

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

GROWTH FUND INVESTMENT REVIEW
SELECT FUND INVESTMENT REVIEW
BLUE CHIP FUND INVESTMENT REVIEW
BALANCED FUND INVESTMENT REVIEW
BOND FUND INVESTMENT REVIEW
STATEMENTS OF ASSETS AND LIABILITIES
SCHEDULES OF INVESTMENTS
STATEMENTS OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
FINANCIAL HIGHLIGHTS
REPORT OF INDEPENDENT AUDITORS
DIRECTORS AND OFFICERS
SIGNATURES
Code of Ethics
Section 302 Certification
Section 906 Certification

THOMPSON PLUMB FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2003

CONTENTS

Page(s)
INVESTMENT REVIEWS
Growth Fund	4-5
Select Fund	6-7
Blue Chip Fund	8-9
Balanced Fund	10-11
Bond Fund	12-13
FINANCIAL STATEMENTS
Statements of assets and liabilities	14
Schedules of investments	15-21
Statements of operations	22
Statements of changes in net assets	23
Notes to financial statements	24-28
Financial highlights	29-33
REPORT OF INDEPENDENT AUDITORS	34
DIRECTORS AND OFFICERS	35-38

This annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains facts concerning the
Funds’ objectives and policies, management, expenses, and other information.

GROWTH FUND INVESTMENT REVIEW

November 30, 2003

-s- John W. Thompson John W. Thompson, CFA Co-Portfolio Manager	-s- John C. Thompson John W. Thompson, CFA Co-Portfolio Manager

Performance

The stock markets were kind to investors over the last half of the fiscal year ended November 30, 2003, which was the significant factor behind the 10.17% gain in the value of the Growth Fund shares. The market as measured by the S&P 500 Index was up 10.80% in the identical period. For the entire fiscal year, the Growth Fund gained 13.28% while the S&P 500 Index grew by 15.09%. The markets rose as signs of economic improvement became more widespread and corporate earnings boomed. Productivity, which is the long-term driver of our standard of living, has risen dramatically in the past few years, further adding to the market’s optimism.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns As of 11-30-03

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	13.28%	6.91%	10.25%	15.77%
Standard & Poor’s 500 Index	15.09%	-5.52%	-0.47%	10.63%

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor’s 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

The gain of the Fund was primarily concentrated in two areas: smaller companies and lesser quality companies. For example, CIT Group, Tyco, Time Warner, Circuit City, Henry Schein, Sybron Dental and Wendy’s rose significantly faster than the market. Offsetting these were somewhat stagnant share prices of some of our larger holdings, including Fannie Mae, Pfizer, Microsoft, Cincinnati Financial, and Freddie Mac. In general, the higher the quality of the company, the worse it performed in 2003.

Current Strategy and Outlook

Our strategy over the last few months has been to sell many of our strong performers, which were the companies that we purchased in anticipation of an improving economy, and invest in the high-quality companies that did not appreciate significantly this year. For example, we purchased shares in AIG, Johnson & Johnson, Fannie Mae, Microsoft, Colgate Palmolive, Berkshire Hathaway, Freddie Mac, and Viacom. Many of the smaller companies and technology related companies have risen substantially over the last few years, and this has reduced their appeal to us. In general, by moving into high-quality companies at reasonable multiples of their earnings, we believe that we will accomplish the dual goals of providing attractive investment returns while preserving your principal.

Please refer to the schedule of investments on page 15 of this report for holdings information. Fund holdings are subject to change and are not recommendations to buy or sell any securities.

Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

SELECT FUND INVESTMENT REVIEW

November 30, 2003

-s- Clint A. Oppermann Clint A. Oppermann, CFA Portfolio Manager

Performance

The Select Fund returned 20.69% for the fiscal year ended November 30, 2003. In comparison, the S&P 500 Index returned 15.09% for the same time period. Since inception (December 3, 2001), the Select Fund and S&P 500 have cumulative returns of 6.81% and -3.92%, respectively.

The Fund has now existed for two tumultuous years and we have good and bad news to report. We’ll start with the bad – our annualized return since inception is up only 3.36% per year. This is well short of any reasonable absolute return objective. The only good news is that the S&P 500 Index’s annualized return is actually down 1.99% over the same period. Obviously, we’re not too happy with our absolute performance but our relative performance is pretty much in line with our expectations.

Our goal is to outperform the S&P 500 Index by 4% or 5% per year. This, of course, is no lay up since all funds have 2 drags that the Index does not – an expense ratio and transaction costs. These twin drags are the main reasons that about 70% of actively-managed funds lag the Index over long periods of time (and why those that do outperform do so by seemingly modest amounts). We hope to continue to overcome these drags and add significant value above the Index through thorough research and unparalleled investment discipline.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns As of 11-30-03

	1 Year	Since Inception
Thompson Plumb Select Fund	20.69%	3.36%
Standard & Poor’s 500 Index	15.09%	-1.99%

Fund Inception: December 3, 2001

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor’s 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

You’ll notice a couple of big changes in today’s portfolio when compared to the end of last year. First, we have a large cash balance. Currently it stands at 21.16% of assets. The stock market has appreciated quite a lot over the last 8 to 12 months and we’re currently not able to find many truly compelling investment opportunities. Until we’re able to do so, we’ll contently wait in cash.

Obviously we’re not too happy with the 1% return we’re currently getting on a sizable part of the portfolio that is in cash. However, we’d rather suffer with a lower return today than what could potentially happen if we relaxed our investment discipline – a repeat of 2002. If you’ll recall, after a horrible first three quarters of 2002 we took the level of discipline we use in managing this portfolio up a notch. We started demanding higher quality businesses and bigger discounts to value before investing. In our opinion a fair amount of the pain that we felt in 2002 could have been avoided had we imposed the added discipline at the Fund’s inception rather than after 3 quarters of history. We’re not about to re-learn this lesson even though it’s costing us relative performance at this moment in time.

Second, the Select Fund is less focused today than it was last year at this time as a result of a conscious decision to trim some of our largest positions.Some of our most under priced stocks have rapidly appreciated this year. As they appreciated we sold down some of those holdings and added to other preexisting holdings with the proceeds. The stocks bought and sold have similar discounts to value and should theoretically have similar returns over time. Our objective with these transactions was not to enhance return but rather to reduce volatility by reducing the sizes of our larger positions.

This is not a permanent shift in philosophy. When we see businesses that are obviously much more compellingly priced than the others in the portfolio you can expect much bigger position sizes in the cheaper stocks. We will gladly take increased volatility when we think returns will be materially higher. However, today we’re faced with very similar discounts to value throughout much of the portfolio and don’t think there is much to gain from an extremely concentrated approach.

Current Strategy and Outlook

Our strategy remains unchanged from the last time we wrote. We will continue to invest the Select Fund in a limited number of average or higher quality understandable businesses when their stock prices are at substantial discounts to our estimates of intrinsic value. The discounts we typically demand are 40% for what we deem are superior businesses and 50% for what we deem are more average businesses.

Our investment discipline is strict and very few businesses currently have the combination of sufficiently high quality and cheapness relative to value to make it into the Select Fund. When we can’t find businesses to invest in our default is cash. We remain confident that the stock market will eventually give us attractive reinvestment opportunities but realize that we might lag our competitors until this happens.

We estimate that the businesses in your portfolio are currently trading at about 70% to 75% of intrinsic value (on a position-size weighted basis) whereas the S&P 500 Index is trading at about 110% to 115% of intrinsic value. Because of the absolute discount to value of the Select Fund and the stark relative valuation between the Fund and the Index, we continue to be excited about return prospects.

Please refer to the schedule of investments on page 16 of this report for holdings information. Fund holdings are subject to change and are not recommendations to buy or sell any securities.

The Thompson Plumb Select Fund is a non-diversified Fund. As a result, the value of the Fund’s shares may fluctuate more widely and may be subject to greater market risk than a Fund that invests more broadly.

BLUE CHIP FUND INVESTMENT REVIEW

November 30, 2003

-s- David B. Duchow David B. Duchow, CFA Co-Portfolio Manager	-s- Timothy R. O’Brien Timothy R. O’Brien, CFA Co-Portfolio Manager

Performance

The Blue Chip Fund produced a return of 13.74% for the fiscal year ended November 30, 2003 compared to the 15.09% return for the S&P 500 Index. The Lipper Large Cap Core average return was 11.61% for the same period. Since the Fund’s inception on August 1, 2002 through November 30, 2003, the Blue Chip Fund returned 13.45% compared to the S&P 500 Index return of 13.93% annually. The Lipper Large Cap Core average return was 10.38% for the same period.

Lipper Large Cap Core Fund Average is the load-adjusted, equal weighted average performance of all large cap core funds measured by Lipper, Inc.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns As of 11-30-03

	1 Year	Since Inception
Thompson Plumb Blue Chip Fund	13.74%	13.45%
Standard & Poor’s 500 Index	15.09%	13.93%

Fund Inception: August 1, 2002

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor’s 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

Factors Affecting Performance

The performance of the Blue Chip Fund over the past year has been a tale of two markets. The first four months of the year were a tale of a declining stock market with the Blue Chip Fund underperforming in this stormy environment. However, the rest of the year was a different tale with the Blue Chip Fund outperforming in a strong up stock market.

Early in the year, investors struggled with uncertainties including the war in Iraq, weak domestic employment growth and international terrorism issues. The Standard & Poor’s 500 Index closed below 800 in the middle of March of 2003. Record amounts of stimulus in the form of federal budget deficits and record low interest rates propelled the economy during the third and fourth quarters of 2003. Investors gained confidence in the economic recovery and improving corporate profitability. They pushed the stock market to rally over the remainder of the year.

Current Strategy and Outlook

With the stock market trading at near 20 times 2003 earnings, a good question is: where are we finding businesses priced significantly below their intrinsic value, or more simply put, where are we finding value in today’s stock market? Currently, we feel the major drug companies offer an attractive risk/reward scenario.

Major pharmaceuticals such as Abbott Labs, Merck and Pfizer have many strengths including robust internal R&D, high return on equity, strong balance sheets with growing new product lines, as well as proven management teams. In addition, our country’s demographics of an aging population give these companies solid end markets.

These stocks are not without their risks. Several multi-billion dollar drugs such as Merck’s Zocor for high cholesterol and Pfizer’s Zoloft for depression come off patent over the next several years. Also, the political environment remains unsettled. Drugs like Pfizer’s Lipitor and Viagra face new competition. While at the same time, every company is working hard to keep their costs in-line.

We feel these risks are reflected in the drug companies’ stock price. Over the last ten years, major pharmaceutical companies have traded on average at a 30% premium to the S&P 500 Index. Today, these companies are below a market multiple with Pfizer, Merck, Wyeth and Bristol-Myers Squibb all trading between 15 and 18 times 2003 earnings and 14 to 16 times projected 2004 earnings. In addition, these companies have an attractive dividend yield of between 2.0 and 4.3%.

Over the last 9 months, major pharmaceutical stocks have fallen out of favor, especially when compared to technology stocks. In this time period, the top 20 technology companies have climbed to an average P/E of 40 times 2003 earnings while the major pharmaceutical index has fallen to a P/E of 18 times 2003 earnings. In this environment, expectations for some technology stocks have become too high, while at the same time we believe projections for major drug stocks are too low.

So, how are we positioning the Blue Chip Fund? We have bought a basket of drug stocks including Abbott Labs, Pfizer, Merck, Bristol-Myers Squibb and, lately, Schering-Plough. These stocks help make healthcare our largest sector allocation. We believe a portfolio of these drug stocks will outperform a basket of tech stocks and the market over the next several years.

The stock market has rallied strongly from the lows in March of this year. The valuation of the broad stock market has moved from undervalued to slightly overvalued, in our opinion. That said, we are still finding high-quality companies such as the large pharmaceutical companies trading at discounts to our estimate of intrinsic value. We think our approach of buying high-quality companies at 30-50% discounts to our estimate of intrinsic value has the opportunity to provide attractive risk-adjusted returns over the long term. In addition, we have over 10% of the Blue Chip Fund in cash. We are not excited making 1% return on our cash, but we are excited about having some cash available for more compelling investment opportunities.

Please refer to the schedule of investments on page 17 of this report for holdings information. Fund holdings are subject to change and are not recommendations to buy or sell any securities.

BALANCED FUND INVESTMENT REVIEW

November 30, 2003

-s- Thomas G. Plumb Thomas G. Plumb, CFA Portfolio Manager	-s- David B. Duchow David B. Duchow, CFA Associate Portfolio Manager	-s- Timothy R. O’Brien Timothy R. O’Brien, CFA Associate Portfolio Manager

Performance

The Balanced Fund produced a 12.05% return for the fiscal year ended November 30, 2003 which exceeded the Lipper Balanced Fund average return of 10.87%. During the same period the Standard & Poor’s 500 Index returned 15.09% and the Lehman Intermediate Government/Credit Index returned 5.66%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns As of 11-30-03

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Balanced Fund	12.05%	5.98%	8.11%	12.02%
Standard & Poor’s 500 Index	15.09%	-5.52%	-0.47%	10.63%
Lipper Balanced Fund Average	10.87%	-0.37%	2.10%	7.72%
Lehman Brothers Intermediate Gov’t/Credit Index	5.66%	8.02%	6.55%	6.58%

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor’s 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index. Lipper Balanced Fund Average is the load-adjusted, equal weighted average performance of all balanced funds measured by Lipper, Inc. For purposes of the line graph above, the year-by-year change in the value of the Lipper Balanced Fund Average is based on the total return of the balanced funds that were included in the Lipper Balanced Fund Average for that year; however, for purposes of calculating the average annual total returns for the Lipper Balanced Fund Average during the periods presented in the table above, Lipper only considers the performance of the balanced funds that were in existence during all such periods. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity.

Factors Affecting Performance

The performance of the Balanced Fund over the past year has been a tale of two markets. The first four months of the year were a tale of a declining stock market with the Balanced Fund underperforming in this stormy environment. However, the rest of the year was a different tale with the Balanced Fund outperforming in a strong up stock market.

Early in the year, investors struggled with uncertainties including the war in Iraq, weak domestic employment growth and international terrorism issues. The Standard & Poor’s 500 Index closed below 800 in the middle of March of 2003. Record amounts of stimulus in the form of federal budget deficits and record low interest rates propelled the economy during the third and fourth quarters of 2003. Investors gained confidence in the economic recovery and improving corporate profitability. They pushed the stock market to rally over the remainder of the year. In addition, the improved corporate environment has caused the spread between corporate bonds and U.S. Treasuries to narrow, helping the bond portion of the Balanced Fund to outperform.

Current Strategy and Outlook

The economy is responding to massive amounts of stimulus provided by both monetary and fiscal policy. The Federal Reserve has lowered short-term interest rates to the lowest levels in over 40 years and has signaled an intention to leave them there until an economic recovery is well under way. The Federal government has slashed tax rates and is spending at a rapid pace which is creating a $500-billion-a-year budget deficit. It appears that a sustained economic recovery is taking hold, but we believe the recovery will moderate to a 3-4% growth rate in 2004.

The stock market advanced sharply in 2003 in anticipation of improving corporate earnings next year. We believe that the stock market has reached a level where it is more fairly valued and some selected technology companies may be somewhat over-valued. We are still finding selected high-quality companies trading at discounts to our estimates of their value. The major pharmaceutical companies represent good value and should come back into vogue in 2004 as investors rotate from expensive technology and industrial companies back into higher-quality companies with reasonable valuations.

The tax cuts implemented in 2003 have made dividend-paying companies especially attractive to taxable investors. Our emphasis on high-quality companies with solid balance sheets and free cash flow are the most likely companies, in our opinion, to be in a position to raise their dividends.

Overall level of consumer, corporate and government debt outstanding concerns us. We believe this will act as a drag to future economic growth. Previous economic recessions were generally a time for businesses and consumers to cut back on capital investment and consumption in order to pay down debt accumulated during expansions. We feel this would create pent-up demand and buying power to fuel the next recovery. Consumers, in general, have used the record low interest rates to continue buying cars and homes rather than pay down debt during the last recession. Debt levels, when compared to income, are much closer to their historical highs than end-of-recession lows. We believe this will impede the consumer from leading a recovery.

Interest rates reached 40 year record lows this last summer. We believe that the 20-year bull market in bonds ended then and we expect interest rates to rise gradually with moderate economic growth. We have kept the bond maturities in the Fund’s portfolio relatively short to preserve principal in a rising rate environment and in anticipation of being able to take advantage of higher interest rates in 2004. We have emphasized corporate debt and preferred stocks to generate income.

We generally invest in high-quality companies that are industry leaders with high returns on invested capital, solid balance sheets and strong management when they trade at 30-50% discounts to our estimate of their intrinsic value. We utilize the same discount-to-value approach in fixed-income investments where we strive to generate total return, while preserving principal and generating current income. We believe that our investment approach of combining common stocks and bonds will continue to serve investors well.

Please refer to the schedule of investments on page 18 of this report for holdings information. Fund holdings are subject to change and are not recommendations to buy or sell any securities.

BOND FUND INVESTMENT REVIEW

November 30, 2003

-s- John W. Thompson John W. Thompson, CFA Portfolio Manager

Performance

The Thompson Plumb Bond Fund produced a total return of 13.75% for the fiscal year ended November 30, 2003. In comparison, the Lehman Brothers Intermediate Government/Credit Index (LGCI) returned 5.66% over the same period.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns As of 11-30-03

	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	13.75%	8.74%	5.85%	5.82%
Lehman Brothers Intermediate Gov’t/Credit Index	5.66%	8.02%	6.55%	6.58%

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the Average Annual Total Returns table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. You cannot directly invest in an index.

Factors Affecting Performance

The Bond Fund performed very well over the past six months despite an increase in interest rates and a surge in the amount of government and corporate debt issued during the period. This performance was the result of a continuing and significant recovery in the market value of a few of the below investment grade cable television corporate bond holdings which had been depressed last year. Also, timely sales of a preferred stock and several corporate bonds helped preserve gains in the portfolio. Bonds purchased during the period have also added to total return through capital appreciation, including GTE Southwest Inc., Textron Financial Corp., Freddie Mac, Fannie Mae and a United States Treasury Bond. As a result of our deliberate focus on shorter term quality bonds, it is unlikely that total return will approach that of 2003.

Current Strategy & Outlook

We believe the U.S. economic recovery, which has slowly gained momentum during the last two quarters, will continue to strengthen in 2004. Also, we expect the global economic picture to steadily improve as well. This economic growth should translate into higher interest rates at some point in the future, causing long-term bonds to potentially experience significant capital depreciation. For this reason we continue to keep the duration of the portfolio at approximately three to four years to avoid large declines in the value of long-term bonds, yet produce considerably more income than money market instruments. Corporate and consumer debt outstanding are both near record levels and remain a major concern as we select new securities for the portfolio with a higher quality focus. Recent purchases have been in U.S. Government and Federal Agency sectors.

Please refer to the schedule of investments on page 20 of this report for holdings information. Fund holdings are subject to change and are not recommendations to buy or sell any securities.

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2003 (In thousands, except per share amounts)

	GROWTH	SELECT	BLUE CHIP	BALANCED	BOND
	FUND	FUND	FUND	FUND	FUND

ASSETS
Investments, at market value (Cost $853,551, $19,568, $14,494, $195,201 and $39,255, respectively)
Common stocks	$872,088	$17,791	$13,919	$134,433	—
Preferred stocks	—	—	—	11,036	—
Bonds	—	—	—	56,082	$40,512
Short-term investments	1,014	4,768	2,446	14,571	783

Total Investments	873,102	22,559	16,365	216,122	41,295
Due from sale of securities	—	145	94	—	—
Receivable from fund shares sold	2,962	29	50	189	1
Dividends and interest receivable	1,033	35	26	968	596
Prepaid expenses	39	3	3	12	5

Total Assets	877,136	22,771	16,538	217,291	41,897

LIABILITIES
Due on purchase of securities	—	209	419	—	—
Payable for fund shares redeemed	733	3	—	104	—
Accrued expenses payable	100	17	17	37	15
Due to investment advisor	674	12	2	159	27

Total Liabilities	1,507	241	438	300	42

NET ASSETS	$875,629	$22,530	$16,100	$216,991	$41,855

Net Assets consist of:
Capital stock ($.001 par value)	$863,366	$22,906	$14,227	$197,063	$40,043
Undistributed net investment income	2,310	141	70	3,027	523
Accumulated net realized loss on investments	(9,598)	(3,508)	(68)	(4,020)	(751)
Net unrealized appreciation on investments	19,551	2,991	1,871	20,921	2,040

Net Assets	$875,629	$22,530	$16,100	$216,991	$41,855

Shares of capital stock outstanding (Unlimited shares authorized)	20,625	2,123	1,365	12,019	3,853
Offering and redemption price/Net asset value per share	$42.45	$10.61	$11.79	$18.05	$10.86

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS

November 30, 2003

		Market
	Shares	Value

GROWTH FUND
COMMON STOCKS - 99.6%
Consumer Discretionary - 19.4%
Blyth	260,000	$7,813,000
Clear Channel	390,000	16,305,900
Gap	450,000	9,675,000
InterActiveCorp (a)	30,000	979,800
Liberty Media - Class A (a)	700,000	7,735,000
McGraw-Hill	160,000	10,960,000
Office Depot (a)	1,500,000	23,775,000
Reuters Group PLC	420,000	10,827,600
Time Warner (a)	2,080,000	33,862,400
Toys “R” Us (a)	248,400	2,916,216
Viacom - Class B	1,140,000	44,824,800

		169,674,716

Consumer Staples - 7.1%
Coca-Cola	800,000	37,200,000
Kraft Foods - Class A	700,000	22,169,000
PepsiCo	60,000	2,887,200

		62,256,200

Energy - 2.6%
ChevronTexaco	300,000	22,530,000

Financials - 21.8%
American International Group	350,000	20,282,500
Berkshire Hathaway - Class B (a)	5,437	15,229,037
Cincinnati Financial	780,000	31,746,000
CIT Group	80,000	2,789,600
Fannie Mae	740,000	51,800,000
Freddie Mac	980,000	53,331,600
Hartford Financial	139,300	7,661,500
Instinet Group (a)	360,000	1,929,600
Prudential Financial	150,000	5,866,500

		190,636,337

Health Care - 25.9%
Apogent Technologies (a)	460,000	10,639,800
Bristol-Myers Squibb	1,050,000	27,667,500
Cardinal Health	600,000	36,684,000
ChromaVision Medical (a)	1,500,000	1,635,000
IMS Health	120,000	2,763,600
Johnson & Johnson	760,000	37,460,400
McKesson	700,000	20,440,000
Merck & Co.	400,000	16,240,000
Pfizer	1,650,000	55,357,500
Schein, Henry (a)	70,000	4,720,800
Schering-Plough	280,000	4,494,000
Sybron Dental Specialties (a)	320,000	9,219,200

		227,321,800

Industrials - 8.6%
Cendant (a)	800,000	17,728,000
GATX	85,600	2,080,080
General Electric	780,000	22,362,600
Tyco	1,450,000	33,277,500

		75,448,180

	Shares or
	Principal	Market
	Amount	Value

Information Technology - 14.2%
Concord EFS (a)	3,000,000	$34,470,000
First Data	560,000	21,196,000
Hewlett-Packard	680,000	14,749,200
Microsoft	2,000,000	51,420,000
Sabre Holdings	114,400	2,385,240

		124,220,440

TOTAL COMMON STOCKS (COST $852,536,419)		872,087,673

SHORT-TERM INVESTMENTS - 0.1%
Variable Rate Demand Notes - 0.1%
American Family Financial 0.73%	$624,303	624,303
Wisc. Central Credit Union 0.79%	389,999	389,999

Total Variable Rate Demand Notes		1,014,302

TOTAL SHORT-TERM INVESTMENTS (COST $1,014,302)		1,014,302

TOTAL INVESTMENTS - 99.7% (COST $853,550,721)		873,101,975

NET OTHER ASSETS AND LIABILITIES - 0.3%		2,527,320

NET ASSETS - 100.0%		$875,629,295

(a) Non-income producing

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)

  November 30, 2003

		Market
	Shares	Value

SELECT FUND
COMMON STOCKS - 79.0%
Consumer Discretionary - 22.0%
Catalina Marketing (a)	50,000	$926,500
Interpublic Group (a)	60,000	855,000
Liberty Media - Class A (a)	76,000	839,800
McDonald’s	30,000	768,900
Reuters Group PLC	32,000	824,960
Time Warner (a)	45,000	732,600

		4,947,760

Consumer Staples - 3.7%
Altria Group	10,000	520,000
Kroger (a)	17,000	320,620

		840,620

Financials - 9.7%
Fannie Mae	7,500	525,000
Freddie Mac	13,000	707,460
Trizec Properties	68,000	947,240

		2,179,700

Health Care - 16.2%
Abbott Laboratories	5,000	221,000
Bristol-Myers Squibb	24,000	632,400
IMS Health	9,000	207,270
Merck & Co.	27,000	1,096,200
Pfizer	20,000	671,000
Schering-Plough	39,000	625,950
Wyeth	5,000	197,000

		3,650,820

Industrials - 6.0%
Honeywell	15,000	445,350
Tyco	40,000	918,000

		1,363,350

Information Technology - 17.0%
BISYS Group (a)	62,000	925,040
Concord EFS (a)	87,000	999,630
Electronic Data Systems	88,000	1,902,560

		3,827,230

Telecommunication Services - 4.4%
Qwest Communications (a)	160,000	585,600
SBC Communications	17,000	395,760

		981,360

TOTAL COMMONS TOCKS (COST $14,799,932)		17,790,840

	Principal	Market
	Amount	Value

SHORT-TERM INVESTMENTS - 21.1%
United States Government Bills - 15.5%
United States Treasury Bills 1.010% Due 12/04/03	$1,000,000	$999,923
United States Treasury Bills 0.860% Due 01/02/04	1,000,000	999,195
United States Treasury Bills 1.030% Due 02/05/04	1,500,000	1,497,518

Total United States Government Bills		3,496,636

Variable Rate Demand Notes - 5.6%
American Family Financial 0.73%	244,814	244,814
Wisc. Central Credit Union 0.79%	1,026,969	1,026,969

Total Variable Rate Demand Notes		1,271,783

TOTAL SHORT-TERM INVESTMENTS (COST $4,768,419)		4,768,419

TOTAL INVESTMENTS - 100.1% (COST $19,568,351)		22,559,259

NET OTHER ASSETS AND LIABILITIES - ( 0.1%)		(28,917)

NET ASSETS - 100.0%		$22,530,342

(a) Non-income producing

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)

  November 30, 2003

		Market
	Shares	Value

BLUE CHIP FUND
COMMON STOCKS - 86.4%
Consumer Discretionary - 15.9%
Gap	9,000	$193,500
Interpublic Group (a)	35,000	498,750
Liberty Media - Class A (a)	45,000	497,250
McDonald’s	18,000	461,340
Reuters Group PLC	16,000	412,480
Time Warner (a)	25,000	407,000
Viacom - Class B	2,200	86,504

		2,556,824

Consumer Staples - 7.2%
Altria Group	6,000	312,000
Coca-Cola	7,000	325,500
CVS	6,000	224,760
Kroger (a)	10,000	188,600
Lauder, Estee - Class A	3,000	114,000

		1,164,860

Energy - 3.9%
ChevronTexaco	6,000	450,600
Exxon Mobil	5,000	180,850

		631,450

Financials - 15.1%
Alliance Capital Management	3,000	96,600
Cincinnati Financial	5,000	203,500
CIT Group	11,000	383,570
Citigroup	6,500	305,760
Fannie Mae	4,500	315,000
FleetBoston Financial	10,000	406,000
Freddie Mac	7,000	380,940
J.P. Morgan Chase	6,000	212,160
Prudential Financial	3,500	136,885

		2,440,415

Health Care - 20.0%
Abbott Laboratories	7,000	309,400
Baxter	5,000	139,100
Bristol-Myers Squibb	15,000	395,250
Cardinal Health	7,000	427,980
IMS Health	12,000	276,360
Merck & Co.	12,000	487,200
Pfizer	15,000	503,250
Schering-Plough	30,000	481,500
Wyeth	5,000	197,000

		3,217,040

Industrials - 4.6%
Cendant (a)	13,000	288,080
General Electric	10,500	301,035
Honeywell	5,000	148,450

		737,565

	Shares or
	Principal	Market
	Amount	Value

Information Technology - 16.3%
BISYS Group (a)	30,000	$447,600
Computer Sciences (a)	4,000	165,600
Concord EFS (a)	60,000	689,400
Electronic Data Systems	33,000	713,460
Microsoft	18,000	462,780
Sabre Holdings	7,000	145,950

		2,624,790

Telecommunication Services - 3.4%
SBC Communications	15,000	349,200
Verizon Communications	6,000	196,620

		545,820

TOTAL COMMON STOCKS (COST $12,047,102)		13,918,764

SHORT-TERM INVESTMENTS - 15.2%
United States Government Bills - 6.2%
United States Treasury Bills 1.010% Due 12/04/03	$500,000	499,962
United States Treasury Bills 0.860% Due 01/02/04	500,000	499,619

Total United States Government Bills		999,581

Variable Rate Demand Notes - 9.0%
American Family Financial 0.73%	673,926	673,926
Wisc. Central Credit Union 0.79%	773,066	773,066

Total Variable Rate Demand Notes		1,446,992

TOTAL SHORT-TERM INVESTMENTS (COST $2,446,573)		2,446,573

TOTAL INVESTMENTS - 101.6% (COST $14,493,675)		16,365,337

NET OTHER ASSETS AND LIABILITIES - (1.6%)		(264,880)

NET ASSETS - 100.0%		$16,100,457

(a) Non-income producing

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)

  November 30, 2003

		Market
	Shares	Value

BALANCED FUND
COMMON STOCKS - 62.0%
Consumer Discretionary - 8.2%
Barnes & Noble (a)	63,000	$2,090,340
Blyth	35,000	1,051,750
Catalina Marketing (a)	145,000	2,686,850
Interpublic Group (a)	175,000	2,493,750
Liberty Media - Class A (a)	325,000	3,591,250
Reuters Group PLC	60,000	1,546,800
Sherwin-Williams	45,000	1,459,350
Time Warner (a)	170,000	2,767,600

		17,687,690

Consumer Staples - 5.9%
Altria Group	40,000	2,080,000
Coca-Cola	69,000	3,208,500
CVS	115,000	4,307,900
Kimberly-Clark	59,000	3,198,980

		12,795,380

Energy - 2.5%
ChevronTexaco	40,000	3,004,000
Exxon Mobil	65,000	2,351,050

		5,355,050

Financials - 13.4%
Bank of America	35,000	2,640,050
Berkshire Hathaway - Class A (a)	35	2,931,250
Cincinnati Financial	83,000	3,378,100
CIT Group	75,000	2,615,250
Citigroup	55,000	2,587,200
Fannie Mae	53,000	3,710,000
FleetBoston Financial	95,000	3,857,000
Freddie Mac	59,000	3,210,780
J.P. Morgan Chase	117,000	4,137,120

		29,066,750

Health Care - 13.6%
AmerisourceBergen	48,000	3,037,920
Bristol-Myers Squibb	140,000	3,689,000
Cardinal Health	50,000	3,057,000
IMS Health	137,000	3,155,110
Johnson & Johnson	25,000	1,232,250
McKesson	130,000	3,796,000
Merck & Co.	45,000	1,827,000
Pfizer	100,000	3,355,000
Schering-Plough	125,000	2,006,250
Sybron Dental Specialties (a)	63,000	1,815,030
Wyeth	63,000	2,482,200

		29,452,760

Industrials - 5.8%
Cendant (a)	130,000	2,880,800
General Electric	152,000	4,357,840
Honeywell	60,000	1,781,400
Tyco	158,000	3,626,100

		12,646,140

	Shares or
	Principal	Market
	Amount	Value

Information Technology - 10.6%
Acxiom (a)	60,000	$996,600
BISYS Group (a)	200,000	2,984,000
Concord EFS (a)	360,000	4,136,400
Electronic Data Systems	170,000	3,675,400
Fiserv (a)	55,000	2,062,500
Lattice Semiconductor (a)	100,000	947,000
Microsoft	188,000	4,833,480
Unisys (a)	211,000	3,443,520

		23,078,900

Materials - 0.1%
FiberMark (a)	90,000	160,200

Telecommunication Services - 1.9%
SBC Communications	180,000	4,190,400

TOTAL COMMON STOCKS (COST $115,875,979)		134,433,270

PREFERRED STOCKS - 5.1%
Consumer Discretionary - 1.6%
CorTS Trust II for Ford 8.000% Due 07/16/31	10,000	256,600
General Motors 7.375% Due 10/01/51	124,000	3,180,600

		3,437,200

Financials - 2.5%
BNY Capital V Series F 5.950% Due 05/01/33	10,000	249,400
Citigroup Capital VII TruPS 7.125% Due 07/31/31	128,000	3,415,040
Citigroup Capital IX TruPS 6.000% Due 02/14/33	10,000	250,300
Lehman Brothers Capital Trust IV 6.375% Due 10/31/52	5,000	125,000
Morgan Stanley Capital Trust V 5.750% Due 07/15/33	60,000	1,450,800

		5,490,540

Telecommunication Services - 1.0%
Verizon South Series F 7.000% Due 04/30/41	80,000	2,108,000

TOTAL PREFERRED STOCKS (COST $10,884,191)		11,035,740

BONDS - 25.8%
Corporate Bonds - 21.2%
Alliant Energy 7.375% Due 11/09/09	$1,500,000	1,709,730
American Home Products 7.900% Due 02/15/05	3,000,000	3,203,778
BankAmerica 7.125% Due 03/01/09	2,000,000	2,282,580

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)

  November 30, 2003

	Principal	Market
	Amount	Value

BONDS - 25.8% (Continued)
Boeing 5.650% Due 05/15/06	$1,500,000	$1,594,633
CIT Group 7.125% Due 10/15/04	3,010,000	3,150,128
Citicorp 6.375% Due 11/15/08	1,000,000	1,100,242
Disney, Walt 7.300% Due 02/08/05	2,000,000	2,122,314
du Pont E. I. de Nemours 6.750% Due 10/15/04	1,500,000	1,567,534
Electronic Data Systems 6.850% Due 10/15/04	3,000,000	3,105,000
First Union 6.400% Due 04/01/08	500,000	549,078
Ford Motor 6.875% Due 02/01/06	1,000,000	1,052,503
Ford Motor 8.875% Due 04/01/06	1,015,000	1,112,293
Ford Motor 7.250% Due 10/01/08	500,000	530,955
GATX Financial 6.860% Due 10/13/05	1,000,000	1,037,459
General American Transportation 8.625% Due 12/01/04	1,500,000	1,567,567
General Electric 8.750% Due 05/21/07	1,540,000	1,816,008
Goldman Sachs 7.350% Due 10/01/09	1,000,000	1,155,654
Johnson Controls 6.300% Due 02/01/08	2,000,000	2,190,642
Loews 6.750% Due 12/15/06	2,000,000	2,140,754
NationsBank 6.375% Due 05/15/05	1,074,000	1,139,654
Qwest 13.000% Due 12/15/07	2,000,000	2,320,000
SBC Communications 5.750% Due 05/02/06	750,000	801,946
Tenet Healthcare 5.375% Due 11/15/06	2,500,000	2,406,250
Textron Financial 2.420% Due 04/24/06	2,000,000	2,042,904
Wells Fargo 7.550% Due 06/21/10	1,000,000	1,177,537
Wisconsin Energy 5.875% Due 04/01/06	1,950,000	2,079,583
Wisconsin Power & Light 7.000% Due 06/15/07	1,000,000	1,109,581

Total Corporate Bonds		46,066,307

United States Government and Agency Issues - 4.6%
United States Treasury Notes 3.000% Due 11/30/03	5,000,000	5,000,000
United States Treasury Notes 3.000% Due 01/31/04	5,000,000	5,016,405

Total United States Government and Agency Issues		10,016,405

TOTAL BONDS (COST $53,870,245)		56,082,712

SHORT-TERM INVESTMENTS - 6.7%
Commercial Paper - 1.0%
Prudential Funding 0.940% Due 12/01/03	2,116,000	2,116,000

Total Commercial Paper		2,116,000

United States Government Bills - 2.3%
United States Treasury Bills 0.840% Due 12/26/03	5,000,000	4,996,933

Total United States Government Bills		4,996,933

Variable Rate Demand Notes - 3.4%
American Family Financial 0.73%	647,508	647,508
Wisc. Central Credit Union 0.79%	6,810,319	6,810,319

Total Variable Rate Demand Notes		7,457,827

TOTAL SHORT-TERM INVESTMENTS (COST $14,570,760)		14,570,760

TOTAL INVESTMENTS - 99.6% (COST $195,201,175)		216,122,482

NET OTHER ASSETS AND LIABILITIES - 0.4%		868,568

NET ASSETS - 100.0%		$216,991,050

(a) Non-income producing

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)

  November 30, 2003

	Principal	Market
	Amount	Value

BOND FUND
BONDS - 96.8%
Corporate Bonds - 77.5%
Adelphia Communications (a) 9.875% Due 03/01/05	$1,398,000	$1,160,340
AOL Time Warner 5.625% Due 05/01/05	1,500,000	1,568,655
Associates Corp. 7.240% Due 08/15/06	1,000,000	1,112,949
Beneficial Corp. 6.850% Due 10/03/07	1,000,000	1,074,773
Boeing 7.100% Due 09/27/05	1,000,000	1,080,613
Charter Communications Cvt. 4.750% Due 06/01/06	2,000,000	1,690,000
CIT Group 6.625% Due 06/15/05	780,000	832,769
Computer Associates 6.375% Due 04/15/05	500,000	522,500
Deere & Co. 7.850% Due 05/15/10	500,000	600,147
Dover 6.450% Due 11/15/05	1,000,000	1,077,920
Electronic Data Systems 6.850% Due 10/15/04	500,000	517,500
Ford Motor 7.500% Due 06/15/04	1,000,000	1,025,664
General American Transportation 8.625% Due 12/01/04	1,000,000	1,045,045
GTE Southwest 6.000% Due 01/15/06	300,000	320,512
Hartford Life 7.100% Due 06/15/07	500,000	557,408
International Lease Finance 5.625% Due 06/01/07	850,000	908,793
Interpublic Group Cvt. 1.870% Due 06/01/06	1,000,000	917,500
Marshall & Ilsley 5.750% Due 09/01/06	1,000,000	1,081,208
Maytag 6.875% Due 03/31/06	1,000,000	1,076,012
Morgan, J. P. 6.700% Due 11/01/07	500,000	552,668
New York Times 6.950% Due 11/18/09	1,000,000	1,134,942
Northern Trust 7.300% Due 09/15/06	1,000,000	1,108,176
Penney, J. C. 7.600% Due 04/01/07	1,000,000	1,107,500
Qwest 13.000% Due 12/15/07	1,031,000	1,195,960
Sears, Roebuck 6.700% Due 11/15/06	1,000,000	1,099,563
Tenet Healthcare 5.375% Due 11/15/06	350,000	336,875
Textron Financial 2.750% Due 06/01/06	300,000	297,132
Thermo Electron Cvt. 3.250% Due 11/01/07	1,500,000	1,462,500
Toys “R” Us 7.625% Due 08/01/11	500,000	529,633
Tribune 6.875% Due 11/01/06	1,000,000	1,107,245
Tyco 5.875% Due 11/01/04	500,000	515,000
Tyco 6.375% Due 06/15/05	1,040,000	1,094,600
US West 7.200% Due 11/01/04	110,000	113,025
US West 6.625% Due 09/15/05	265,000	272,950
Verizon 6.750% Due 12/01/05	125,000	135,329
Wells Fargo 7.125% Due 08/15/06	1,000,000	1,111,798
Wisconsin Power & Light 7.000% Due 06/15/07	1,000,000	1,109,581

Total Corporate Bonds		32,454,785

United States Government and Agency Issues - 19.3%
Fannie Mae 4.000% Due 10/30/08	1,250,000	1,257,305
Fannie Mae 4.625% Due 05/01/13	1,500,000	1,449,138
Federal Home Loan Banks 2.000% Due 12/30/08	1,000,000	964,999
Federal Home Loan Banks 3.000% Due 05/22/09	1,100,000	1,096,436
Federal Home Loan Banks 2.000% Due 06/30/09	750,000	719,555
Freddie Mac 3.290% Due 06/16/09	600,000	576,100
Freddie Mac 5.125% Due 08/20/12	1,000,000	996,676
Unites States Treasury Inflation-Indexed Securities 1.875% Due 07/15/13	1,008,250	997,262

Total United States Government and Agency Issues		8,057,471

TOTAL BONDS (COST $38,472,700)		40,512,256

See Notes to Financial Statements.

SCHEDULES OF INVESTMENTS (Continued)

  November 30, 2003

	Principal	Market
	Amount	Value

SHORT-TERM INVESTMENTS - 1.9%
Variable Rate Demand Notes - 1.9%
American Family Financial 0.73%	$230,126	$230,126
Wisc. Central Credit Union 0.79%	552,653	552,653

Total Variable Rate Demand Notes		782,779

TOTAL SHORT-TERM INVESTMENTS (COST $782,779)		782,779

TOTAL INVESTMENTS - 98.7% (COST $39,255,479)		41,295,035

NET OTHER ASSETS AND LIABILITIES - 1.3%		560,103

NET ASSETS - 100.0%		$41,855,138

(a) Security in default.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Year Ended November 30, 2003 (In thousands)

	GROWTH	SELECT	BLUE CHIP	BALANCED	BOND
	FUND	FUND	FUND	FUND	FUND

Investment income
Dividends	$9,385	$349	$184	$2,254	$11
Interest	16	18	9	2,485	2,378

	9,401	367	193	4,739	2,389

Expenses
Investment advisory fees	5,543	168	99	1,301	247
Shareholder servicing costs	502	23	25	119	20
Accounting services fees	245	30	30	130	53
Custody fees	127	6	4	36	8
Federal & state registration	90	25	25	40	27
Professional fees	76	26	26	39	25
Directors fees	33	4	4	9	4
Other expenses	182	5	3	38	15

Total expenses	6,798	287	216	1,712	399
Less expenses reimbursable by advisor	—	(70)	(98)	—	(95)
Directed brokerage	(259)	—	—	(6)	—

Net expenses	6,539	217	118	1,706	304

Net investment income	2,862	150	75	3,033	2,085

Net realized gain (loss) on investments	4,545	(1,247)	(37)	(2,167)	373
Net unrealized appreciation on investments	72,392	3,834	1,537	19,431	2,390

Net gain on investments	76,937	2,587	1,500	17,264	2,763

Net increase in net assets resulting from operations	$79,799	$2,737	$1,575	$20,297	$4,848

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	GROWTH		SELECT		BLUE CHIP
	FUND		FUND		FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2003	2002	2003	2002	2003	2002*

Operations
Net investment income	$2,862	$3,107	$150	$101	$75	$15
Net realized gain (loss) on investments	4,545	(12,241)	(1,247)	(2,261)	(37)	(31)
Net unrealized appreciation (depreciation) on investments	72,392	(69,028)	3,834	(843)	1,537	334

Net increase (decrease) in net assets resulting from operations	79,799	(78,162)	2,737	(3,003)	1,575	318

Distributions to Shareholders
Distributions from net investment income	(3,646)	(152)	(112)	—	(20)	—
Distributions from net realized gains on securities transactions	(1,634)	(25,031)	—	—	—	—

Total distributions to shareholders	(5,280)	(25,183)	(112)	—	(20)	—

Fund Share Transactions (See Note 4)	280,465	357,241	2,090	20,818	8,420	5,807

Total Increase in Net Assets	354,984	253,896	4,715	17,815	9,975	6,125
Net Assets
Beginning of period	520,645	266,749	17,815	—	6,125	—

End of period	$875,629	$520,645	$22,530	$17,815	$16,100	$6,125

Accumulated undistributed net investment income included in net assets at end of period	$2,310	$3,107	$141	$101	$70	$15

[Additional columns below]

[Continued from above table, first column(s) repeated]

	BALANCED		BOND
	FUND		FUND

	Year Ended	Year Ended	Year Ended	Year Ended
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2003	2002	2003	2002

Operations
Net investment income	$3,033	$2,159	$2,085	$1,945
Net realized gain (loss) on investments	(2,167)	(1,790)	373	(866)
Net unrealized appreciation (depreciation) on investments	19,431	(6,464)	2,390	(1,224)

Net increase (decrease) in net assets resulting from operations	20,297	(6,095)	4,848	(145)

Distributions to Shareholders
Distributions from net investment income	(2,165)	(1,176)	(2,056)	(1,789)
Distributions from net realized gains on securities transactions	—	(5,971)	—	—

Total distributions to shareholders	(2,165)	(7,147)	(2,056)	(1,789)

Fund Share Transactions (See Note 4)	60,832	67,472	4,326	8,621

Total Increase in Net Assets	78,964	54,230	7,118	6,687
Net Assets
Beginning of period	138,027	83,797	34,737	28,050

End of period	$216,991	$138,027	$41,855	$34,737

Accumulated undistributed net investment income included in net assets at end of period	$3,027	$2,159	$523	$494

* For the period August 1, 2002 (inception) through November 30, 2002.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 2003

NOTE 1 - ORGANIZATION

Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”), Thompson Plumb Select Fund (the “Select Fund”), Thompson Plumb Blue Chip Fund (the “Blue Chip Fund”), Thompson Plumb Balanced Fund (the “Balanced Fund”), and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. Thompson, Plumb & Associates, Inc. (“TPA”) serves as investment adviser to the Funds. See Note 8.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded) or, where market quotations are not readily available, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities held by a Fund with remaining maturities of 60 days or less may be valued on an amortized cost basis.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation. Each Fund’s policy is not to purchase variable-rate demand notes unless at the time of purchase the issuer has unsecured debt securities outstanding that have received a rating within the two highest categories from either Standard & Poor’s (that is, A-1, A-2 or AAA, AA) or Moody’s Investors Service, Inc. (that is, Prime-1, Prime-2 or Aaa, Aa). Accordingly, the Funds do not anticipate nonperformance of these obligations by the issuers.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund will generally be allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund, Select Fund, Blue Chip Fund and the Balanced Fund normally will be declared on an annual basis within 30 days and paid within 60 days following the Funds’ fiscal year-end. Bond Fund distributions to shareholders from net investment income normally will be declared on a quarterly basis within 30 days and paid within 60 days following the Fund’s fiscal quarter, and distributions to shareholders from realized gains on securities normally will be declared on an annual basis within 30 days and paid within 60 days following the Fund’s fiscal year-end. Distributions are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2003

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have directed brokerage arrangements with Fidelity Capital Markets and BNY Brokerage. Upon purchase and/or sale of the investment securities at best execution, the Funds pay brokerage commissions to Fidelity Capital Markets and BNY Brokerage. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. For the year ended November 30, 2003, the Growth Fund and the Balanced Fund expenses were reduced by $259,162 and $6,225, respectively, by utilizing these direct brokerage credits. This resulted in the decrease in the expense ratio being charged to shareholders for the Growth Fund and Balanced Fund for the year ended November 30, 2003 of 0.04% and 0.01%, respectively. In accordance with the Securities and Exchange Commission requirements, such amounts are required to be shown as expenses and have been included in each of the Statements of Operations.

LINE OF CREDIT - The Funds have established a line of credit (“LOC”) with U.S. Bank N.A.which expires November 15, 2004, to be used for temporary liquidity needs, primarily for financing redemption payments. Each of the individual Funds borrowing under the LOC are limited to either 5% of the market value of the Fund’s total assets or any explicit borrowing limits imposed by the Board, whatever is less. At November 30, 2003, limits established by the Board are: Growth Fund - $20,000,000, Select Fund - $500,000, Blue Chip Fund - $500,000, Balanced Fund - $5,000,000 and Bond Fund - $1,000,000. The LOC was drawn upon during the year; however, as of November 30, 2003, there were no borrowings by the Funds outstanding under the LOC.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense

Growth Fund	528,188	4.15%	22,720
Select Fund	7,381	4.25%	318
Blue Chip Fund	—	—	—
Balanced Fund	—	—	—
Bond Fund	16,323	4.13%	693

NOTE 3 - INVESTMENT ADVISORY AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an Advisory Agreement with TPA for management of each Fund’s portfolio and for the administration of other Fund affairs. As compensation for its services, TPA receives a fee computed daily and payable monthly as follows: (i) for the Growth Fund, 1.00% of average daily net assets up to $50 million and 0.90% of average daily net assets in excess of $50 million; (ii) for the Select Fund, 1.00% of average daily net assets up to $50 million and 0.90% of average daily net assets in excess of $50 million; (iii) for the Blue Chip Fund, 1.00% of average daily net assets up to $50 million and 0.90% of average daily net assets in excess of $50 million; (iv) for the Balanced Fund, 0.85% of average daily net assets up to $50 million and 0.80% of average daily net assets in excess of $50 million; (v) for the Bond Fund, 0.65% of average daily net assets up to $50 million and 0.60% of average daily net assets in excess of $50 million.

Pursuant to an Accounting Services Agreement, TPA maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds, and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays the Advisor a fee computed daily and payable monthly at the annual rate of 0.15% of net assets up to $30 million, 0.10% of net assets in excess of $30 million, and 0.025% of net assets in excess of $100 million, with a minimum fee of $30,000 per year. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services; resulting in fees paid by the Advisor in the amounts of $79,044, $30,000, $30,000, $42,159 and $30,000, for the Growth Fund, Select Fund, Blue Chip Fund, Balanced Fund and Bond Fund, respectively for the year ended November 30, 2003.

The Advisors are contractually bound to waive management fees and/or reimburse expenses incurred by the Funds from April 1, 2003 through March 31, 2004 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: Select Fund-1.30%, Blue Chip Fund-1.20% and Bond Fund-0.80%.

As a result of the separation of TPA on December 31, 2003, the Advisory Agreement and Accounting Services Agreement terminated and have been replaced by new Investment Advisory Agreements and a new Administrative and Accounting Services Agreement. See Note 8.

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2003

NOTE 4 - FUND SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

(In thousands)

	Year Ended		Year Ended
	November 30, 2003		November 30, 2002

	Shares	Dollars	Shares	Dollars

Growth Fund
Shares sold	12,238	$478,902	12,962	$539,675
Shares issued in reinvestment of dividends	97	3,459	3	146
Shares issued in reinvestment of realized gains	44	1,588	574	24,129
Shares redeemed	(5,511)	(203,484)	(5,524)	(206,709)

Net increase	6,868	$280,465	8,015	$357,241

	Year Ended		Year Ended
	November 30, 2003		November 30, 2002

	Shares	Dollars	Shares	Dollars

Select Fund
Shares sold	1,024	$9,931	2,391	$24,026
Shares issued in reinvestment of dividends	12	101	—	—
Shares issued in reinvestment of realized gains	—	—	—	—
Shares redeemed	(925)	(7,942)	(379)	(3,208)

Net increase	111	$2,090	2,012	$20,818

	Year Ended		Period Ended
	November 30, 2003		November 30, 2002*

	Shares	Dollars	Shares	Dollars

Blue Chip Fund
Shares sold	846	$9,132	602	$5,927
Shares issued in reinvestment of dividends	1	10	—	—
Shares issued in reinvestment of realized gains	—	—	—	—
Shares redeemed	(71)	(722)	(13)	(120)

Net increase	776	$8,420	589	$5,807

	Year Ended		Year Ended
	November 30, 2003		November 30, 2002

	Shares	Dollars	Shares	Dollars

Balanced Fund
Shares sold	5,192	$87,603	5,392	$90,916
Shares issued in reinvestment of dividends	124	1,945	68	1,143
Shares issued in reinvestment of realized gains	—	—	348	5,852
Shares redeemed	(1,727)	(28,716)	(1,870)	(30,439)

Net increase	3,589	$60,832	3,938	$67,472

	Year Ended		Year Ended
	November 30, 2003		November 30, 2002

	Shares	Dollars	Shares	Dollars

Bond Fund
Shares sold	876	$9,206	1,580	$16,341
Shares issued in reinvestment of dividends	150	1,552	139	1,419
Shares issued in reinvestment of realized gains	—	—	—	—
Shares redeemed	(615)	(6,432)	(901)	(9,139)

Net increase	411	$4,326	818	$8,621

* For the period August 1, 2002 (inception) through November 30, 2002.

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2003

NOTE 5 - PURCHASE AND SALE OF SECURITIES

Investment transactions for the year ended November 30, 2003 were as follows:

	Securities other than U. S. Government
	and Short-term Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales

Growth Fund	$525,595,213	$251,144,267	$—	$—
Select Fund	$9,061,429	$10,818,344	$6,485,558	$2,999,707
Blue Chip Fund	$8,609,612	$1,904,257	$2,495,866	$1,499,879
Balanced Fund	$102,937,027	$62,083,305	$29,017,314	$14,000,000
Bond Fund	$7,093,720	$9,956,449	$8,921,148	$916,516

NOTE 6 - INCOME TAX INFORMATION

At November 30, 2003, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized		Distributable
	Federal	Unrealized	Unrealized	appreciation	Distributable	long-term
	tax cost	appreciation	depreciation	(depreciation)	ordinary income	capital gains

Growth Fund	$859,559,097	$55,435,922	$(41,893,044)	$13,542,878	$2,309,817	$—
Select Fund	$19,594,111	$3,544,463	$(579,315)	$2,965,148	$127,379	$—
Blue Chip Fund	$14,500,849	$1,961,909	$(97,421)	$1,864,488	$70,830	$—
Balanced Fund	$196,489,566	$21,897,714	$(2,264,798)	$19,632,916	$3,100,686	$—
Bond Fund	$39,295,697	$2,210,455	$(211,117)	$1,999,338	$564,427	$—

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

The tax components of distributions paid during the fiscal year ended November 30, 2003, capital loss carryforwards (expiring in varying amounts through 2011) as of November 30, 2003 and tax basis post-October losses as of November 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

		Long-term	Net capital
	Ordinary income	capital gains	loss	Post-October
	distributions	distributions	carryforward	losses

Growth Fund	$3,658,047	$1,621,794	$3,588,651	$—
Select Fund	$112,159	$—	$3,468,217	$—
Blue Chip Fund	$20,374	$—	$61,775	$—
Balanced Fund	$2,164,694	$—	$2,805,564	$—
Bond Fund	$2,055,864	$—	$750,783	$—

The tax components of distributions paid during the fiscal year ended November 30, 2002 are:

		Long-term
	Ordinary income	capital gains
	distributions	distributions

Growth Fund	$8,527,417	$16,656,338
Select Fund	$—	$—
Blue Chip Fund	$—	$—
Balanced Fund	$2,414,371	$4,732,170
Bond Fund	$1,788,513	$—

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2003

The following distributions were declared on December 15, 2003, payable to shareholders on December 16, 2003.

	Ordinary Income		Long-term Capital Gains
	Distributions		Distributions

	Amount	Per Share	Amount	Per Share
Growth Fund	$2,925,110	$0.14	$—	$—
Select Fund	$145,546	$0.07	$—	$—
Blue Chip Fund	$80,433	$0.06	$—	$—
Balanced Fund	$3,108,176	$0.25	$—	$—
Bond Fund	$698,198	$0.18	$—	$—

NOTE 7 - REORGANIZATION OF BALANCED FUND

On October 14, 2003, following approval by its Board of Directors, the Company entered into an Agreement and Plan of Reorganization (the “Agreement”) for the Balanced Fund. The Agreement was subsequently approved by the Balanced Fund shareholders at a special meeting held on January 16, 2004. Under the Agreement, all of the assets, subject to liabilities, of the Balanced Fund will be transferred to Dreyfus Premier Balanced Opportunity Fund (the “Balanced Opportunity Fund”), a newly created mutual fund to be managed by The Dreyfus Corporation. The Balanced Opportunity Fund has the same investment objective and substantially similar investment strategies as the Balanced Fund. TPA will serve as sub-adviser to the Balanced Opportunity Fund and in such capacity be responsible for the day-to-day management of its investments. Immediately following the transfer of its assets, the Balanced Fund will liquidate and its shareholders will become shareholders of the Balanced Opportunity Fund, receiving Class J shares of the Balanced Opportunity Fund having an aggregate net asset value equal to the Balanced Fund assets so transferred. The value of each Balanced Fund shareholder’s account in the Balanced Opportunity Fund immediately after the transaction would be the same as the value of that shareholder’s account in the Balanced Fund immediately before the transaction. The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes so that Balanced Fund shareholders would not recognize any gain or loss as a result of the exchange of their shares of the Balanced Fund for shares of the Balanced Opportunity Fund in the transaction. The transaction is expected to be completed on January 30, 2004.

NOTE 8 - SEPARATION OF THOMPSON, PLUMB & ASSOCIATES, INC.

In October 2003, John W. Thompson and Thomas G. Plumb, each of whom founded and then owned 50% of the outstanding stock of TPA informed the Board of Directors of the Company that they had reached a mutual agreement on the establishment of separate advisory firms. This separation subsequently occurred on December 31, 2003, and the shareholders of the Funds approved new Investment Advisory Agreements at a special meeting held on January 16, 2004. Shareholder approval of new advisory contracts was necessary because the separation, amounting to a change in control, triggered an automatic termination of the previous Advisory Agreement with TPA that had been in effect with respect to all of the Funds. As a result of the separation, Mr. Plumb controls TPA by virtue of his ownership of a majority of its outstanding voting securities and serving as its President. TPA continues to serve as the investment adviser for the Select, Blue Chip and Balanced Funds (and will serve as sub-adviser to the Balanced Opportunity Fund upon completion of the reorganization of the Balanced Fund). Mr. Thompson now controls a recently formed investment advisory firm, Thompson Investment Management, LLC (“TIM”), by virtue of his indirect ownership of a majority of its outstanding voting interests and serving as manager of the firm. TIM serves as the investment adviser for the Thompson Plumb Growth and Bond Funds. The fee rates payable by the Funds under the new Investment Advisory Agreements with TPA and TIM, as the case may be, are the same as the rates paid by the Funds under the previous Advisory Agreement. See Note 3.

TIM Holdings, Inc., an entity controlled by Mr. Thompson and that owns all of TIM, provides administrative and accounting services to all of the Funds under an Administrative and Accounting Services Agreement. The Administrative and Accounting Services Agreement went into effect as of December 31, 2003 and replaced the previous Accounting Services Agreement. The fee rates payable by the Funds under the Administrative and Accounting Services Agreement are the same as those paid by the Funds under the previous Accounting Services Agreement. See Note 3.

FINANCIAL HIGHLIGHTS

     The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,

	2003	2002	2001	2000	1999

GROWTH FUND
Net Asset Value, Beginning of Period	$37.85	$46.45	$47.75	$41.00	$40.85
Income from Investment Operations
Net investment income (loss)	0.13	0.22	0.03	(0.04)	(0.13)
Net realized and unrealized gains (losses) on investments	4.83	(4.77)	8.02	8.35	3.78

Total from Investment Operations	4.96	(4.55)	8.05	8.31	3.65
Less Distributions
Distributions from net investment income	(0.25)	(0.02)	—	—	—
Distributions from net realized gains	(0.11)	(4.03)	(9.35)	(1.56)	(3.50)

Total Distributions	(0.36)	(4.05)	(9.35)	(1.56)	(3.50)
Net Asset Value, End of Period	$42.45	$37.85	$46.45	$47.75	$41.00

Total Return	13.28%	(10.65%)	20.73%	21.14%	10.06%
Ratios/Supplemental Data
Net assets, end of period (millions)	$875.6	$520.6	$266.7	$78.9	$77.9
Ratios to average net assets:
Ratio of expenses	1.07%	1.11%	1.20%	1.29%	1.32%
Ratio of expenses without reimbursement†	1.11%	1.15%	1.20%	1.36%	1.36%
Ratio of net investment income (loss)	0.47%	0.68%	0.11%	(0.09%)	(0.34%)
Ratio of net investment income (loss) without reimbursement†	0.42%	0.65%	0.11%	(0.16%)	(0.37%)
Portfolio turnover rate	41.01%	74.07%	62.96%	64.10%	79.17%

†Before advisor reimbursement and directed brokerage.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended
	November 30,

	2003	2002

SELECT FUND
Net Asset Value, Beginning of Period	$8.85	$10.00
Income from Investment Operations
Net investment income	0.08	0.05
Net realized and unrealized gains (losses) on investments	1.74	(1.20)

Total from Investment Operations	1.82	(1.15)
Less Distributions
Distributions from net investment income	(0.06)	—
Distributions from net realized gains	—	—

Total Distributions	(0.06)	—
Net Asset Value, End of Period	$10.61	$8.85

Total Return	20.69%	(11.50%)
Ratios/Supplemental Data
Net assets, end of period (millions)	$22.5	$17.8
Ratios to average net assets:
Ratio of expenses	1.30%	1.30%
Ratio of expenses without reimbursement	1.70%	1.74%
Ratio of net investment income	0.89%	0.69%
Ratio of net investment income without reimbursement	0.47%	0.24%
Portfolio turnover rate	60.27%	66.24%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

		August 1, 2002
	Year Ended	(inception) through
	November 30, 2003	November 30, 2002

BLUE CHIP FUND
Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations
Net investment income	0.05	0.03
Net realized and unrealized gains on investments	1.37	0.37

Total from Investment Operations	1.42	0.40
Less Distributions
Distributions from net investment income	(0.03)	—
Distributions from net realized gains	—	—

Total Distributions	(0.03)	—
Net Asset Value, End of Period	$11.79	$10.40

Total Return	13.74%	4.00	%(a)
Ratios/Supplemental Data
Net assets, end of period (millions)	$16.1	$6.1
Ratios to average net assets:
Ratio of expenses	1.20%	1.20	%(b)
Ratio of expenses without reimbursement	2.18%	3.36	%(b)
Ratio of net investment income	0.76%	1.02	%(b)
Ratio of net investment loss without reimbursement	(0.23%)	(1.20	%)(b)
Portfolio turnover rate	21.30%	5.98	%(a)

(a)  Calculated on a non-annualized basis.

(b)  Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,

	2003	2002	2001	2000	1999

BALANCED FUND
Net Asset Value, Beginning of Period	$16.37	$18.66	$19.21	$18.54	$18.16
Income from Investment Operations
Net investment income	0.25	0.26	0.26	0.27	0.21
Net realized and unrealized gains (losses) on investments	1.69	(0.98)	1.54	1.95	1.44

Total from Investment Operations	1.94	(0.72)	1.80	2.22	1.65
Less Distributions
Distributions from net investment income	(0.26)	(0.26)	(0.27)	(0.21)	(0.19)
Distributions from net realized gains	–	(1.31)	(2.08)	(1.34)	(1.08)

Total Distributions	(0.26)	(1.57)	(2.35)	(1.55)	(1.27)
Net Asset Value, End of Period	$18.05	$16.37	$18.66	$19.21	$18.54

Total Return	12.05%	(4.07%)	10.75%	12.99%	9.79%
Ratios/Supplemental Data
Net assets, end of period (millions)	$217.0	$138.0	$83.8	$60.1	$56.3
Ratios to average net assets:
Ratio of expenses	1.07%	1.10%	1.15%	1.22%	1.25%
Ratio of expenses without reimbursement†	1.08%	1.11%	1.17%	1.22%	1.25%
Ratio of net investment income	1.90%	1.91%	1.73%	1.42%	1.24%
Ratio of net investment income without reimbursement†	1.90%	1.91%	1.71%	1.42%	1.24%
Portfolio turnover rate	41.73%	79.24%	58.23%	77.94%	66.64%

†Before advisor reimbursement and directed brokerage.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,

	2003	2002	2001	2000	1999

BOND FUND
Net Asset Value, Beginning of Period	$10.09	$10.69	$9.99	$10.18	$10.93
Income from Investment Operations
Net investment income	0.58	0.59	0.56	0.60	0.59
Net realized and unrealized gains (losses) on investments	0.77	(0.61)	0.72	(0.11)	(0.76)

Total from Investment Operations	1.35	(0.02)	1.28	0.49	(0.17)
Less Distributions
Distributions from net investment income	(0.58)	(0.58)	(0.58)	(0.60)	(0.58)
Distributions from net realized gains	—	—	—	(0.08)	—

Total Distributions	(0.58)	(0.58)	(0.58)	(0.68)	(0.58)
Net Asset Value, End of Period	$10.86	$10.09	$10.69	$9.99	$10.18

Total Return	13.75%	(0.16%)	13.20%	5.08%	(1.63%)
Ratios/Supplemental Data
Net assets, end of period (millions)	$41.9	$34.7	$28.1	$21.2	$26.0
Ratios to average net assets:
Ratio of expenses	0.80%	0.87%	0.94%	0.94%	0.97%
Ratio of expenses without reimbursement	1.05%	1.08%	1.13%	1.16%	1.11%
Ratio of net investment income	5.49%	5.94%	5.52%	5.97%	5.41%
Ratio of net investment income without reimbursement	5.24%	5.73%	5.33%	5.75%	5.27%
Portfolio turnover rate	29.89%	20.09%	7.26%	15.99%	40.67%

See Notes to Financial Statements.

PricewaterhouseCoopers LLP 100 East Wisconsin Avenue Suite 1500 Milwaukee, WI 53202

REPORT OF INDEPENDENT AUDITORS

January 21, 2004

To the Board of Directors and Shareholders of Thompson Plumb Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thompson Plumb Growth Fund, Thompson Plumb Select Fund, Thompson Plumb Blue Chip Fund, Thompson Plumb Balanced Fund and Thompson Plumb Bond Fund (constituting the Thompson Plumb Funds, Inc., hereafter referred to as the “Funds”) at November 30, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

DIRECTORS AND OFFICERS (as of January 1, 2004)

		Term of		Number of
	Position(s)	Office &	Principal	Thompson	Other
	Held with	Length	Occupation(s)	Plumb Funds	Directorships
Name,	Thompson Plumb	of Time	During Past	Overseen	Held by
Address & Birthdate	Funds, Inc.	Served(1)	Five Years	by Director	Director

Independent Directors:

Mary Ann Deibele 20029 Reichardt Road Kiel, WI 53042 Birth Date: 3/5/36	Director	Since 1994	Retired since September 1994; prior thereto, Director and member of the executive committee of Household Utilities, Inc. (a high tech sheet metal fabricating facility).	5	None

John W. Feldt 1848 University Ave. Madison, WI 53726 Birth Date: 5/2/42	Director	Since 1987	Senior Vice President of Finance of the University of Wisconsin Foundation since 1984; prior thereto, Vice President of Finance for the University of Wisconsin Foundation.	5	Baird Funds, Inc. (6 Funds)

Donald A. Nichols 1180 Observatory Dr. Madison, WI 53706 Birth Date: 12/20/40	Director	Since 1987	Director of the Robert M. La Follette School of Public Affairs at the University of Wisconsin; Professor of Economics at the University of Wisconsin since 1996; Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990; Economic Consultant	5	None

DIRECTORS AND OFFICERS

		Term of		Number of
	Position(s)	Office &	Principal	Thompson	Other
	Held with	Length	Occupation(s)	Plumb Funds	Directorships
Name,	Thompson Plumb	of Time	During Past	Overseen	Held by
Address & Birthdate	Funds, Inc.	Served(1)	Five Years	by Director	Director

Interested Directors & Officers:

Thomas G. Plumb(2) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 7/29/52	Director, President & Treasurer	Since 1987	President of Thompson Plumb & Associates, Inc. since January 2004; previously,Vice President of Thompson Plumb & Associates, Inc. from June 1984 to December 2003;Chief Executive Officer of Thompson Plumb Trust Company since January 2004; Chief Operating Officer and Treasurer of Thompson Plumb Trust Company from 2001 to December 2003; a Chartered Financial Analyst.	5	None

John W. Thompson(2)(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 7/26/43	Director, Chairman & Secretary	Since 1987	President of Thompson Investment Management, LLC since January 2004; previously, President of Thompson Plumb & Associates, Inc. from June 1984 to December 2003; Treasurer of Thompson Plumb & Associates, Inc. from October 1993 to December 2003; Chief Executive Officer and Secretary of Thompson Plumb Trust Company from 2001 to December 2003; a Chartered Financial Analyst.	5	None

David B. Duchow 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 1/31/68	Vice President	Since 1996	Vice President of Thompson Plumb & Associates, Inc. since January 2004; Portfolio Manager of Thompson Plumb Associates, Inc. since December 1996;Trust Officer of Thompson Plumb Trust Company since 2001; a Chartered Financial Analyst.	N/A	N/A

DIRECTORS AND OFFICERS

		Term of		Number of
	Position(s)	Office &	Principal	Thompson	Other
	Held with	Length	Occupation(s)	Plumb Funds	Directorships
Name,	Thompson Plumb	of Time	During Past	Overseen	Held by
Address & Birthdate	Funds, Inc.	Served(1)	Five Years	by Director	Director

Interested Directors & Officers:

Timothy R. O’Brien 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 6/8/59	Vice President	Since 1998	Vice President of Thompson Plumb & Associates, Inc. since January 2004; Portfolio Manager of Thompson Plumb & Associates, Inc. since October 1998;Lieutenant Colonel in the Wisconsin Air National Guard; Adjunct Professor at Upper Iowa University since 1995; a Chartered Financial Analyst.	N/A	N/A

Clint A. Oppermann 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 8/9/70	Vice President	Since 1999	Vice President of Thompson Plumb & Associates, Inc. since January 2004; Director of Research of Thompson Plumb & Associates, Inc. since November 2001; Portfolio Manager of the Advisor since August 1999; Portfolio Manager of Firstar Investment Research & Management Company, L.L.C. from 1997 to August 1999; a Chartered Financial Analyst.	N/A	N/A

John C. Thompson(3) 1200 John Q. Hammons Drive Madison, WI 53717 Birth Date: 10/28/68	Vice President	Since 1996	Vice President of Thompson Investment Management, LLC since January 2004; Portfolio Manager of Thompson Plumb & Associates, Inc. from December 1996; Associate Portfolio Manager of Thompson Plumb & Associates, Inc. from January 1994 to December 1996; a Chartered Financial Analyst.	N/A	N/A

(1)  Officers of Thompson Plumb Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors of Thompson Plumb Funds, Inc. serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the Investment Company Act of 1940.

(2)  Thomas G. Plumb and John W. Thompson are “interested persons” of Thompson Plumb Funds, Inc. by virtue of their positions with Thompson Plumb Funds, Inc. and in the case of Mr. Plumb, Thompson Plumb & Associates, Inc. or in the case of Mr. Thompson, Thompson Investment Management, LLC.

(3)  John C. Thompson, Vice President of Thompson Plumb Funds, Inc., is the son of John W. Thompson, Chairman, Secretary and Director of Thompson Plumb Funds, Inc.

MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

Meeting of Balanced Fund Shareholders. On January 16, 2004, a special meeting of shareholders of the Balanced Fund was held upon the presence of a quorum. The purpose of the meeting was to consider an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of all of the assets of the Balanced Fund to the Dreyfus Premier Balanced Opportunity Fund (the “Balanced Opportunity Fund”) in exchange for Class J shares of the Balanced Opportunity Fund having an aggregate net asset value equal to the Balanced Fund’s net assets so transferred and the assumption by the Balanced Opportunity Fund of the Balanced Fund’s stated liabilities, followed by the liquidating distribution by the Balanced Fund to its shareholders of the Class J shares of the Balanced Opportunity Fund received in the reorganization. The Agreement was duly approved by the Balanced Fund shareholders, the proposal having received an affirmative vote of a majority of the outstanding shares of the Balanced Fund as of the November 14, 2003 record date. The specific voting results were as follows:

Total Outstanding
Shares on Record Date	For	Against	Abstain

11,961,367.141	6,180,141.342	226,032.916	101,006.384

Meeting of All Fund Shareholders. On January 16, 2004, a special meeting of shareholders of all of the Funds was held upon the presence of a quorum. The purpose of the meeting was for shareholders of each Fund to consider a new Investment Advisory Agreement for such Fund. The meeting was necessitated as a result of the reorganization of Thompson Plumb & Associates, Inc. (“TPA”) which involved the creation of, and transfer of some assets of TPA to, a separate firm, Thompson Investment Management, LLC (“TIM”) under the control of John W. Thompson, and the surrender by Mr. Thompson of his 50% ownership interest in TPA thereby giving control to Thomas G. Plumb (the other 50% owner). Such reorganization triggered an automatic termination of the investment advisory agreement with TPA that had been in effect for all of the Funds.

At the meeting, shareholders of the Select, Blue Chip and Balanced Funds were asked to approve a new advisory contract with TPA, and shareholders of the Growth and Bond Funds were asked to approve a new advisory contract with TIM. The Board of Directors of the Company approved the new advisory contracts at a meeting held on October 24, 2003. Approval of a new advisory contract for a Fund required the affirmative “vote of a majority of the outstanding voting securities” of such Fund, within the meaning of Section 2(a)(42) of the Investment Company Act. That means the vote of either (i) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. Only shareholders of record as of November 14, 2003 were entitled to vote. The shareholders or each Fund duly approved the new investment advisory agreement for their Fund. The specific voting results were as follows:

	Total Outstanding
Fund	Shares on Record Date	For	Against	Abstain

Growth Fund	20,318,215.193	15,912,822.447	106,641.646	161,506.536
Select Fund	2,105,138.807	1,406,876.755	21,587.217	5,270.449
Blue Chip Fund	1,321,930.476	879,410.140	2,744.328	0.000
Balanced Fund	11,961,367.141	8,183,772.627	148,452.987	95,416.135
Bond Fund	3,821,237.506	2,472,958.493	4,649.713	1,520.400

Proxy Voting Policy

A copy of the written policies and procedures that of Thompson Plumb Funds, Inc. uses to determine how to vote proxies relating to the portfolio securities held by the Funds is available without charge, upon request, by calling 1-800-999-0887 and on the SEC’s website at http://www.sec.gov.

The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

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DIRECTORS OF THE FUNDS
Mary Ann Deibele
John W. Feldt
Donald A. Nichols
Thomas G. Plumb, CFA: President
Thompson, Plumb & Associates, Inc.
John W. Thompson, CFA: President
Thompson Investment Management LLC
OFFICERS OF THE FUNDS

John W. Thompson, CFA Chairman & Secretary

Thomas G. Plumb, CFA President & Treasurer

John C. Thompson, CFA Vice President

David B. Duchow, CFA Vice President

Timothy R. O’Brien, CFA Vice President

Clint A. Oppermann, CFA Vice President

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

INDEPENDENT AUDITORS PricewaterhouseCoopers LLP 100 East Wisconsin Avenue Milwaukee, Wisconsin 53202

LEGAL COUNSEL Quarles & Brady LLP 411 East Wisconsin Avenue Milwaukee, Wisconsin 53202

INVESTMENT ADVISORS
Thompson Investment Management LLC 1200 John Q. Hammons Drive Madison, Wisconsin 53717 (Growth and Bond Funds)	Thompson, Plumb & Associates, Inc. 1200 John Q. Hammons Drive Madison, Wisconsin 53717 (Select, Blue Chip and Balanced Funds)

DISTRIBUTOR Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2. Code of Ethics

     As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert

     The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and he is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt has been Senior Vice President-Finance for the University of Wisconsin Foundation since 1985. In such capacity, he oversees the investment and accounting functions for the Foundation. These duties require Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services

     The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit, audit-related, tax and other services and products provided by PricewaterhouseCoopers, LLP, the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2002	2003
Audit Fees(1)	$52,100.00	$53,512.00
Audit-Related Fees(2)	$0.00	$0.00
Tax Fees(3)	$28,943.75	$37,118.75
All Other Fees(4)	$0.00	$0.00
TOTAL	$81,043.75	$90,630.75

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees” above.

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(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. In 2002 and 2003, the tax services provided by the Registrant’s principal accountants specifically related to the preparation of the Registrant’s federal and state income tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income. In 2003, the Registrant’s principal accountant also reviewed the Registrant’s controls and procedures for the calculation of distributions of qualifying dividends.

(4)	This category relates to products and services provided by the principal accountant other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

     PricewaterhouseCoopers LLP did not bill any amounts over the last two fiscal years for services or products provided to Thompson, Plumb and Associates, Inc., the Registrant’s investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

     The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

Item 5. Audit Committee of Listed Registrants

     Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. [RESERVED]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. [RESERVED]

Item 9. Controls and Procedures

     (a)       Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and recorded within the time periods specified in the SEC’s rules and forms.

     (b)       Change in Internal Controls. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 10. Exhibits

     The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit

10(a)	Code of Ethics for the Registrant’s Principal Executive, Financial and Accounting Officers referred to in Item 2 of this Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 27th day of January, 2004.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson

John W. Thompson, Chairman

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 27th day of January, 2004.

By:	/s/ John W. Thompson

John W. Thompson, Chairman
(Principal Executive Officer)

By:	/s/ Thomas G. Plumb

Thomas G. Plumb, President and
Treasurer (Principal Financial
Officer)

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